UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 27, 2006

Along Mobile Technologies, Inc.
(Exact name of Registrant as specified in its charter)

NEVADA	000-12423	94-2906927
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

No. 88, 9th Floor, Western Part of the 2nd South Ring Road, Xi’an City, Shaanxi Province, PRC (Address of principal executive offices)	710065 (Zip code)

Registrant’s telephone number, including area code: 011-86-29-88360097

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous Independent Accountants

On June 30, 2003, International Synergy Holding Co., N/K/A Along Mobile Technologies, Inc. (the "Company") dismissed Andrew M. Smith, CPA, ("Mr. Smith") as its independent registered public accounting firm following the change in management of the Company. The Company engaged Mr. Smith to review its financial statements for the quarters ended November 30, 2002 and February 28, 2003. The decision to change accountants was approved and ratified by the Company's Board of Directors. The report by Mr. Smith on the financial statements of the Company for the fiscal quarters ended November 30, 2002 and February 28, 2003 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle, except for an explanatory paragraph relative to the Company's ability to continue as a going concern.

While Mr. Smith was engaged by the Company, there were no disagreements with Mr. Smith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of Mr. Smith would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements for the fiscal quarters ended November 30, 2002 and February 28, 2003.

The Company provided Mr. Smith with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that Mr. Smith furnish the Company with a letter addressed to the Commission stating whether or not Mr. Smith agrees with the foregoing statements. A copy of the letter from Mr. Smith to the Commission, dated March 27, 2006, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Accountants

The Company engaged Child, Van Wagoner & Bradshaw, PLLC as the Company's independent registered public accounting firm as of March 14, 2006. Furthermore, the Company’s wholly-owned subsidiary MainGlory Holdings Limited (“MainGlory”) engaged Jimmy C.H. Bheung & Co. as MainGlory’s independent registered public accounting firm as of January 24, 2006.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from Andrew M. Smith, CPA to the Securities and Exchange Commission dated March 27, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALONG MOBILE TECHNOLOGIES, INC.

Dated: March 27, 2006	By:	/s/ Li, Jian Wei
Li, Jian Wei, President